UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: December 9, 2011

(Date of earliest event reported)

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28925 Fountain Parkway, Solon, Ohio		44139
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (440) 519-8700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

On December 9, 2011, Agilysys, Inc. (the “Company”) dismissed Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm. The decision to dismiss E&Y was approved by the Board of Directors of the Company and recommended by its Audit Committee. On December 9, 2011, the Company appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the remainder of the fiscal year ending March 31, 2012.

At the direction of the Audit Committee, the Company conducted a competitive process to determine the Company’s independent registered public accounting firm for the remainder of the Company’s 2012 fiscal year. The Company invited several global accounting firms to participate in this process. As a result of this process and following careful deliberation, the Board of Directors approved the appointment of PwC as the Company’s independent registered public accounting firm based upon the recommendation of its Audit Committee.

During the fiscal years ended March 31, 2010 and March 31, 2011 and the subsequent interim period through December 9, 2011, the Company had (i) no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to E&Y’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

E&Y’s reports on the Company’s consolidated financial statements for the fiscal years ended March 31, 2010 and March 31, 2011 do not contain any adverse opinion or disclaimer of opinion, nor are qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended March 31, 2010 and March 31, 2011 and the subsequent interim period through December 9, 2011, neither the Company nor anyone on its behalf has consulted with PwC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided E&Y with a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that E&Y furnish the Company with a letter addressed to the SEC stating whether E&Y agrees with the above statements. A copy of such letter, dated December 13, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1 – Letter of Ernst & Young LLP dated December 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

By:	/s/ Kyle C. Badger
Kyle C. Badger
Senior Vice President, General Counsel and Secretary

Date: December 13, 2011

Exhibit Index

Exhibit Number	Description

16.1	Letter of Ernst & Young LLP dated December 13, 2011.